THE FAIRHOLME FOCUSED INCOME FUND (FOCIX)

A no-load, non-diversified fund seeking current income

SUMMARY PROSPECTUS

March 29, 2018

A series of

FAIRHOLME FUNDS, INC.

Managed by

FAIRHOLME CAPITAL MANAGEMENT

Before you invest, you may want to review the Fund’s Prospectus,

which contains more information about the Fund and its risks.

The Fund’s Prospectus and Statement of Additional Information,

both dated March 29, 2018, are incorporated by reference into this

Summary Prospectus. For free paper or electronic copies of the

Fund’s Prospectus and other information about the Fund, go to

www.fairholmefunds.com/prospectus, email a request to

investorrelations@fairholme.net, call 1-866-202-2263, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

THE FAIRHOLME FOCUSED INCOME FUND

(“The Income Fund”)

Investment Objective

The Income Fund seeks current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of The Income Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of The Income Fund, which are not reflected in the tables or the Example below.

SHAREHOLDER FEES (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

ANNUAL FUND OPERATING EXPENSES (Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Income Fund)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	None

Total Annual Fund Operating Expenses*	1.00%

*

This table does not reflect the application of the management fee waiver discussed in the section of the Prospectus entitled “Investment Management,” pursuant to which the Manager (defined below) has agreed to waive, on a voluntary basis, a portion of the management fee of The Income Fund to the extent necessary to limit the management fee paid to the Manager by The Income Fund to an annual rate of 0.80% of the daily average net asset value of The Income Fund (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to The Income Fund.

For more information about the management fee, see the “Investment Management” section of the Prospectus.

Example

This Example is intended to help you compare the cost of investing in The Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Income Fund’s performance. During the most recent fiscal year, The Income Fund’s portfolio turnover rate was 36.05% of the average value of its portfolio.

Principal Investment Strategies

Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Income Fund, attempts, under normal circumstances, to achieve The Income Fund’s investment objective by investing in a focused portfolio of cash distributing securities. To maintain maximum flexibility, the securities in which The Income Fund may invest include corporate bonds and other corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds and other convertible securities, and equity securities, including preferred and common stock of issuers in the U.S. and foreign countries, and interests in real estate investment trusts (“REITs”). The Income Fund’s portfolio securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”), or may be unrated. The Manager may invest in securities for The Income Fund without regard to maturity or the rating of the issuer of the security. The Income Fund may invest without limit in lower-rated securities (or “junk bonds”). Lower-rated securities are those rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.

Although The Income Fund normally holds a focused portfolio of securities, The Income Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents. In certain market conditions, the Manager may determine that it is appropriate for The Income Fund to hold a significant cash position for an extended period of time.

The Income Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in the Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Income Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in The Income Fund

General Risks. All investments are subject to inherent risks, and an investment in The Income Fund is no exception. Accordingly, you may lose money by investing in The Income Fund. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Income Fund’s investments will fluctuate as markets fluctuate and could decline over short-or long-term periods.

Focused Portfolio and Non-Diversification Risks. The Income Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s securities may have a more significant effect, either negative or positive, on the net asset value (“NAV”) of The Income Fund. To the extent that The Income Fund invests its assets in the securities of fewer issuers, The Income Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Income Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Income Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed by the Manager to be of similar quality (“high yield securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.

Credit Risk. The Income Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Income Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Income Fund’s portfolio securities.

Interest Rate Risk. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Income Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of The Income Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates.

Liquidity Risk. The Income Fund’s investments are subject to liquidity risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Income Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Income Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Over recent years liquidity risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline, and, in certain circumstances, liquidity risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. Market turbulence and volatility in the U.S. and non-U.S. financial markets may increase the risks associated with an investment in The Income Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Equity Risk. The Income Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Income Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Small- to Medium-Capitalization Risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.

Control and Substantial Positions Risk. The Income Fund may invest in the securities of a company for the purpose of affecting the management or control of the company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Income Fund other than a possible decline in the value of the investment. These additional risks include: the application of statutory and regulatory requirements to The Income Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Income Fund, or by the Manager and its affiliates, with respect to a portfolio company or limit the time and the manner in which The Income Fund is able to dispose of its holdings or hedge such holdings; The Income Fund, or the Manager and its affiliates, may be required to obtain relief from the Securities and Exchange Commission (the “SEC”) or its staff prior to engaging in certain activities with respect to a portfolio company that could be deemed a joint arrangement under the Investment Company Act of 1940, as amended (the “1940 Act”); The Income Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Income Fund is required to discount when computing the NAV of The Income Fund’s shares, and there is no guarantee that such expenses and costs can be recouped; and The Income Fund could be exposed to various legal claims by governmental entities, or by a portfolio company, its security holders and its creditors, arising from, among other things, The Income Fund’s status as an insider or control person of a portfolio company or from the Manager’s designation of directors to serve on the board of directors of a portfolio company.

Cash Position Risk. To the extent that The Income Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.

An investment in The Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Income Fund may be found in the section in the Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Income Fund’s SAI.

Past Performance

The bar chart and table set out below show The Income Fund’s historical performance, and provide some indication of the risks of investing in The Income Fund by showing changes in The Income Fund’s performance from year to year and by showing how The Income Fund’s average annual total returns for the 1- and 5-year periods and since inception compare to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Income Fund’s past performance (before and after taxes) may not be an indication of how The Income Fund will perform in the future. Updated performance information for The Income Fund may be obtained by visiting www.fairholmefunds.com or by calling 1-866-202-2263.

Annual Returns of The Income Fund for the Last 8 Calendar Years

Best Quarter - 2nd Qtr 2013: +15.79%	Worst Quarter - 4th Qtr 2015: -9.66%

Average Annual Total Returns for The Income Fund (for the periods ended December 31, 2017)

Portfolio Returns	1 Year	5 Years	Since Inception (12/31/2009)
Return Before Taxes	-0.53%	10.23%	8.27%
Return After Taxes on Distributions	-3.54%	7.71%	5.82%
Return After Taxes on Distributions and Sale of The Income Fund Shares	0.63%	7.12%	5.59%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.61%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold shares of The Income Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The average annual total return after taxes on distributions and sale of The Income Fund shares for the 1-year period is higher than the average annual total return after taxes on distributions for the 1-year period because of realized losses that would have been sustained upon the sale of The Income Fund shares immediately after such 1-year period. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Income Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.

Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Income Fund.

Portfolio Manager

Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Income Fund’s lead portfolio manager since The Income Fund’s inception. Mr. Berkowitz is responsible for the day-to-day management of The Income Fund’s portfolio.

Purchase and Sale of The Income Fund Shares

Purchases of shares of The Income Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000 for Regular Accounts	$5,500 for IRAs
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs
Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

Shareholders eligible to purchase shares of The Income Fund may do so through their financial intermediaries or by contacting The Income Fund: (i) by telephone at 1-866-202-2263; or (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

The Income Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Income Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

Shareholders may redeem shares of The Income Fund through their financial intermediaries or by contacting The Income Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information for The Income Fund

The Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Income Fund through a broker-dealer or other financial intermediary (such as a bank), The Income Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.